UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (“OpCo” and, collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on November 13, 2023, the Company entered into a certain asset purchase agreement (the “Transit Asset Purchase Agreement”) with Phoenix Motor Inc. (“Phoenix”) to sell substantially all of the Company’s assets used in the conduct of the Proterra Transit business (the “Transit Transaction”) and a certain asset purchase agreement (the “Battery Leases Purchase Agreement”, and collectively with the Transit Asset Purchase Agreement, the “Asset Purchase Agreements”) with Phoenix to sell certain battery leases of the Company and other related assets used in the conduct of the Proterra Transit business (the “Battery Assets Transaction” and, collectively with the Transit Transaction, the “Transactions”).

As previously disclosed, on December 1, 2023, the Company and Phoenix entered into an amendment to each of the Asset Purchase Agreements (the “First Amendments”). On December 15, 2023, the Company and Phoenix entered into a second amendment to each of the Asset Purchase Agreements (the “Second Amendments”) to reflect, among other terms, (i) an outside closing date of January 10, 2024 for the Transactions, (ii) a revised date of January 5, 2024 for the hearing before the bankruptcy court to consider the approval of the Asset Purchase Agreements and the Transactions, (iii) an additional $1 million deposit by Phoenix due by December 22, 2023 at 5 p.m. Eastern Time for all of the Transactions, (iv) a deadline of December 22, 2023 at 5 p.m. Eastern Time for the provision by Phoenix of a binding and adequate assurance package, with no less than $20 million of available liquidity or a full pledged performance guaranty from a creditworthy entity, and (v) the Company’s right to solicit and negotiate backup bids from other potential bidders.

The Asset Purchase Agreements, the First Amendments, the Second Amendments, as well as other filings for the Company’s bankruptcy proceedings and further information regarding such proceedings can be accessed free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/proterra. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Form 8-K.

Item 7.01     Regulation FD Disclosure

Filing of the Proposed Plan and Proposed Disclosure Statement

On December 17, 2023, the Debtors filed the Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate (the “Proposed Plan”) and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court, in accordance with that certain Chapter 11 Plan Support Agreement (the “PSA”) executed by and among the Company and CSI GP I LLC (or its successor in interest) (the “Second Lien Agent”), Anthelion Prodigy Co-Investment LP (f/k/a CSI Prodigy Co-Investment LP), Anthelion I Prodigy Holdco LP (f/k/a CSI I Prodigy Holdco LP), and Anthelion PRTA Co-Investment LP (f/k/a CSI PRTA Co-Investment LP) (collectively, and together with the Second Lien Agent, the “Plan Sponsor”). The Proposed Disclosure Statement describes, among other things, (i) certain provisions in the Proposed Plan, summarized in greater detail below, including the creation of a distribution trust and distributions of the Debtors’ assets, (ii) the events leading to the Chapter 11 Cases, (iii) certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors, and (iv) and certain other aspects of the Chapter 11 Cases, including the potential reorganization of the Debtors’ energy business contemplated by the PSA to be effected pursuant to the Proposed Plan. The Proposed Plan and Proposed Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/proterra.

Although the Debtors intend to pursue the objectives and the terms set forth in the Proposed Plan and the Proposed Disclosure Statement, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the transactions set forth in the

Proposed Plan or any similar transaction, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Proposed Plan. Accordingly, neither the Debtors’ filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Plan or Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at www.kccllc.net/proterra. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The descriptions of the Proposed Plan and Proposed Disclosure Statement are a summary only and are qualified in its entirety by reference to the full text of the Proposed Plan and the Proposed Disclosure Statement.

Summary of the Proposed Plan of Reorganization

In accordance with the Proposed Plan, holders of the following claims against and interests in the Debtors would receive the following treatment if the Proposed Plan is confirmed, and the conditions precedent to the date on which it becomes effective (the “Effective Date”) are met:

No Recovery to Current Equity Holders (Class 8)

The Proposed Plan contemplates that the Company’s existing equity interests will be canceled, without any distribution or compensation provided to current equity holders.

Class 1 (Other Secured Claims)

At the option of the Debtors in consultation with the Second Lien Agent, each holder of an allowed Other Secured Claim (which are certain secured claims) will receive one of the following treatments:

•	payment in full in cash;
•	reinstatement of its allowed Other Secured Claim;
•	return of the collateral securing such allowed Other Secured Claim; or
•	such other treatment so as to render such holder unimpaired with respect to its allowed Other Secured Claim.

Class 2 (Other Priority Claims)

At the option of the Debtors, each holder of an allowed Other Priority Claim (which are certain claims entitled to statutory priority under the Bankruptcy Code) will receive either:

•	payment in full in cash; or
•	treatment consistent with statutory requirements under the Bankruptcy Code as necessary to meet the Bankruptcy Code’s requirements for the confirmation of the Proposed Plan.

Class 3 (First Lien Claims)

Each holder of an allowed First Lien Claim (which are claims arising under the Debtors’ revolving credit facility) will receive payment in full in cash on the Effective Date.

Class 4 (Second Lien Convertible Notes Claims)

Each holder of an allowed Second Lien Convertible Notes Claim (which are claims arising under the documents governing the second lien convertible notes issued by the Company) will receive the following:

•	If the Reorganization (as defined below) occurs:
o	For such holder’s pro rata portion of $10 million of the allowed Second Lien Convertible Notes Claims, a pro rata allocation of all of the equity of Reorganized Proterra (as defined in the Proposed Plan);
o	With respect to the remaining portion of the allowed Second Lien Convertible Notes Claims, cash in an amount equal to such holders’ pro rata share of such remaining portion, as reduced by (i) the amount of cash retained by Reorganized Proterra, and (ii) a portion of the aggregate amount of certain costs paid by Debtors, as required under the Bankruptcy Code, in connection with the assumption and assignment of contracts related to the Debtors’ energy business.
•	If the PSA is terminated prior to the effective date of the Proposed Plan, such holder’s pro rata portion of cash in an amount equal to the allowed Second Lien Convertible Notes Claims.

Class 5 (General Unsecured Claims)

Each holder of an allowed General Unsecured Claim (as defined in the Proposed Plan) will receive its pro rata share of distributions, if any, from the Distribution Trust after certain allowed priority claims and certain allowed secured claims have been paid, and certain reserves have been established with respect to disputed priority claims and disputed secured claims.

Means For Implementation of the Proposed Plan

Pursuant to the Bankruptcy Court’s order, the Debtors conducted auctions for the Debtors’ assets and selected winning bidders. If the transactions with the winning bidders are consummated, the Debtors will use the proceeds from such transactions to distribute to holders of claims against the Debtors.

The Proposed Plan provides for the appointment of a distribution trustee (the “Distribution Trustee”) and for the transfer of certain cash and other assets (the “Distribution Trust Assets”) to a distribution trust (the “Distribution Trust”). The Distribution Trustee will administer the Proposed Plan and the Distribution Trust. Among other things, the Distribution Trustee will (i) receive and hold the Distribution Trust Assets, (ii) resolve disputed claims, (iii) make distributions in accordance with the terms of the Proposed Plan, the Confirmation Order (as defined in the Proposed Plan) and the Distribution Trust Agreement (as defined in the Proposed Plan), (iv) administer the process of winding down and dissolving the Debtors (other than Reorganized Proterra, if a Reorganization occurs) after the effective date of the Proposed Plan, and (v) liquidate and reduce to cash any non-cash Distribution Trust Assets, as reasonably necessary.

The Proposed Plan contemplates a potential reorganization transaction (the “Reorganization”) in which the equity of either, at the option of the Plan Sponsor and the Debtors, the reorganized OpCo or the reorganized Company, which will hold, directly or indirectly, the Debtors’ energy business assets at the time of such reorganization, is distributed to holders of the Second Lien Convertible Notes Claims on account, and in satisfaction of $10 million of such claims. On the Effective Date, certain of the Debtors’ retained causes of action will vest in Reorganized Proterra and Reorganized Proterra may operate its business without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code. If required by applicable non-bankruptcy law or to the extent required by the Proposed Plan, Reorganized Proterra will file applicable new organizational documents with the applicable authorities in its jurisdiction of incorporation or formation. On the Effective Date, the terms of the current members of the boards of directors of each Debtor shall expire and a new board of directors of Reorganized Proterra shall be appointed in accordance with the new organizational documents of Reorganized Proterra. If Reorganized Proterra is OpCo and not the Company, the Company shall be dissolved as soon as is reasonably practicable.

The information contained in Item 7.01 and Exhibits 99.1 - 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the Proposed Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Debtors’ Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate.

99.2	Debtors’ Proposed Disclosure Statement for Debtors’ Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023

PROTERRA INC

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer